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                                                                  EXHIBIT 10.3
------------------------------------------------------
DATED                                         2001

                 HOMESIDE MORTGAGE SECURITIES
                       TRUST 2001-1
                    REDRAW FACILITY AGREEMENT

                PERPETUAL TRUSTEE COMPANY LIMITED
                       ("ISSUER TRUSTEE")
                HOMESIDE GLOBAL MBS MANAGER, INC.
                    ("GLOBAL TRUST MANAGER")
                 NATIONAL AUSTRALIA BANK LIMITED
                  ("REDRAW FACILITY PROVIDER")








                    MALLESONS STEPHEN JAQUES
                           Solicitors

                     Governor Phillip Tower
                         1 Farrer Place
                         Sydney NSW 2000
                   Telephone (61 2) 9296 2000
                   Facsimile (61 2) 9296 3999
                          DX 113 Sydney
                            Ref: SRF

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                                                                             1
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CONTENTS             HOMESIDE MORTGAGE SECURITIES TRUST 2001-1
                     REDRAW FACILITY AGREEMENT
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
                    1     INTERPRETATION                                                     2

                    2     THE REDRAW FACILITY                                                4

                    3     CONDITIONS PRECEDENT                                               6

                    4     REDRAW DRAWINGS                                                    7

                    5     INTEREST PERIODS                                                   8

                    6     INTEREST                                                           8

                    7     REPAYMENT OF REDRAW DRAWINGS                                       9

                    8     AVAILABILITY FEE                                                  10

                    9     CANCELLATION OR REDUCTION OF THE REDRAW FACILITY                  10

                    10    CHANGED COSTS EVENT                                               11

                    11    ILLEGALITY                                                        12

                    12    PAYMENTS AND TAXES                                                12

                    13    REPRESENTATIONS AND WARRANTIES                                    13

                    14    GENERAL UNDERTAKINGS BY ISSUER TRUSTEE                            15

                    15    REDRAW EVENTS OF DEFAULT                                          17

                    16    NOTICES                                                           18

                    17    SECURITY INTERESTS AND ASSIGNMENT                                 19

                    18    MISCELLANEOUS                                                     19

                    19    LIABILITY OF ISSUER TRUSTEE AND LIMITED RECOURSE                  20

                    20    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS                20

                    21    COUNTERPARTS                                                      21

                    22    COSTS, CHARGES, EXPENSES AND INDEMNITIES                          21

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                    23    REDRAW FACILITY PROVIDER TERMINATION DATE                         23

                    SCHEDULE 1        DRAWDOWN NOTICE (CLAUSE 4)                            24


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                           HOMESIDE MORTGAGE SECURITIES TRUST 2001-1
                           REDRAW FACILITY AGREEMENT

DATE:                                         2001

PARTIES:

                           PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001
                           007) in its capacity as trustee of the Trust and having its registered office at Level 3, 39 Hunter Street, Sydney, NSW 2000 ("ISSUER TRUSTEE")
                           HOMESIDE GLOBAL MBS MANAGER, INC. having an office at 7301 Baymeadows Way, Jacksonville, Florida, 32256, United States of America ("GLOBAL TRUST MANAGER")
                           NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 444 937) having its registered office at Level 24, 500 Bourke Street, Melbourne, Victoria, 3000 ("REDRAW FACILITY PROVIDER").

1        INTERPRETATION
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                  1.1      The following words have these meanings in this
                           agreement unless the contrary intention appears.

                           AVAILABLE REDRAW AMOUNT means, on a Determination Date, an amount equal to:

                           (a)      the Redraw Limit on that Determination Date;
                                    less

                           (b) the Redraw Principal Outstanding on the previous Determination Date.

                           AVAILABILITY PERIOD means the period commencing on the Closing Date and ending on the Redraw Facility Termination Date.

                           CHANGED COSTS EVENT means:

                           (a) the introduction or commencement after the date of this agreement of, or any change in, or in the interpretation, application or administration of the compliance by, or a change in the method of compliance by, the Redraw Facility Provider with any law or regulation;

                           (b) the incurrence of any new Taxes (other than a Tax on the overall net income of the Redraw Facility Provider); or

                           (c) the imposition by any regulatory authority in respect of the Redraw Facility Provider of any new, or change in the imposition of any (as at the date of this agreement), reserve requirement, statutory reserve deposit, special deposit, capital adequacy ratio, equity ratio, liquidity ratio, liabilities ratio or other similar requirement,

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                                                                             3
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                           whether such event results in an increase or a
                           decrease in the relevant amount or cost referred to in clause 10.1.

                           DEFINITIONS SCHEDULE means the deed entitled
                           "HomeSide Mortgage Securities Trusts Definitions Schedule" dated 3 January 2001 between the parties named in schedule 1 to that deed.

                           DRAWDOWN DATE means the date on which a drawing is or is to be made under the Redraw Facility, which date must be a Payment Date in respect of the Trust.

                           DRAWDOWN NOTICE means a notice given in accordance with clause 4.1.

                           PERFORMING MORTGAGE LOANS AMOUNT means, at any time, the aggregate of:

                           (a) the Outstanding Principal Balance of all Housing Loans which comprise part of the Purchased Mortgage Loans in respect of which no payment due from the Debtor has been in arrears for a period of more than 90 consecutive days; and

                           (b) the Outstanding Principal Balance of all Housing Loans which comprise part of the Purchased Mortgage Loans in respect of which a payment from the Debtor has been in arrears for a period of more than 90 consecutive days and in respect of which a valid claim is available under a Mortgage Insurance Policy.

                           REDRAW DRAWING means a drawing made under the Redraw Facility.

                           REDRAW EVENT OF DEFAULT has the meaning given to it in clause 15.1.

                           REDRAW FACILITY means the facility granted pursuant to this agreement.

                           REDRAW FACILITY TERMINATION DATE means the earliest of:

                           (a)      the Scheduled Termination Date;

                           (b) the date upon which the Redraw Facility Provider makes a determination under clause 11.1;

                           (c) the date upon which the Redraw Limit is cancelled or reduced to zero under clause 9; and

                           (d) the date upon which the Redraw Facility Provider terminates the Redraw Facility under clause 15.2.

                           REDRAW FACILITY PROVIDER TERMINATION DATE means the date determined under clause 23.3.

                           REDRAW INTEREST PERIOD means each period determined in accordance with clause 5.

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                                                                             4
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                           REDRAW INTEREST RATE means, in respect of a Redraw
                           Drawing, the interest rate calculated in accordance with clause 6.2.

                           REDRAW LIMIT means, at any time, the lesser of:

                           (a)      $20 million;

                           (b) the Performing Mortgage Loans Amount on the last day of the previous Collection Period; and

                           (c) the amount (if any) to which the Redraw Limit has been reduced to at that time in accordance with clause 9.2.

                           SCHEDULED TERMINATION DATE means the date which is 364 days after the date of this agreement or such later date as is specified by the Redraw Facility Provider under clause 2.7.

                           SUPPLEMENTAL DEED means the deed entitled "HomeSide Mortgage Securities Trust 2001-1 Supplemental Deed" dated on or about the date of this agreement between, amongst others, the Issuer Trustee, the Global Trust Manager and the Security Trustee.

                           TRUST means the HomeSide Mortgage Securities Trust 2001-1.

OTHER DEFINITIONS

                  1.2 Unless otherwise defined in this agreement, words and phrases defined in the Definitions Schedule or the Supplemental Deed have the same meaning in this agreement with each reference to "this deed" being construed as a reference to "this agreement". In the event of an inconsistency between a definition in the Definitions Schedule or the Supplemental Deed and this agreement, the definition in this agreement prevails. In the event of an inconsistency between a definition in the Definitions Schedule and the Supplemental Deed, the definition in the Supplemental Deed prevails.

INTERPRETATION

                  1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are deemed to be incorporated in this agreement as if they were set out in full in it.

LIMITATION

                  1.4 The rights and obligations of the parties under this agreement relate only to the Trust. The Redraw Facility Provider has no obligation under this agreement to provide financial accommodation to the Issuer Trustee in respect of any other trust established under the Master Trust Deed.

2        THE REDRAW FACILITY
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REDRAW FACILITY

                  2.1      The Redraw Facility Provider grants to the
                           Issuer Trustee a loan facility in Australian dollars in respect of the Trust in an amount equal to the Redraw Limit. If the Issuer Trustee wants to use the Redraw Facility, then it may do so by one or more requests made in accordance with clause 4. Subject to this agreement, the Redraw Facility Provider

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                                                                             5
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                           agrees to provide financial accommodation requested
                           by the Issuer Trustee under this agreement.

PURPOSE

                  2.2 The Redraw Facility is only available to be drawn to meet any Redraw Shortfall in relation to the Trust.

REDRAW SHORTFALL

                  2.3 The Redraw Limit will be available only if and to the extent that there is a Redraw Shortfall on any Determination Date.

GLOBAL TRUST MANAGER TO MAKE DRAWING

                  2.4 If, on any Determination Date during the Availability Period, the Global Trust Manager determines that there is a Redraw Shortfall on that Determination Date, the Global Trust Manager must arrange, by giving a direction to the Issuer Trustee, for a Redraw Drawing to be made under the Redraw Facility on the immediately following Payment Date in accordance with this agreement and equal to the lesser of:

                           (a) the Redraw Shortfall on that Determination Date; and

                           (b)      the Available Redraw Amount on that
                                    Determination Date.

LIMIT

                  2.5 Despite anything in this agreement, the Redraw Facility Provider need not provide financial accommodation under this agreement if to do so would result in the Redraw Principal Outstanding exceeding the Redraw Limit.

TERMINATION

                  2.6 The Redraw Facility will terminate on the earlier of the Redraw Facility Termination Date and the Redraw Facility Provider Termination Date.

EXTENSION

                  2.7

                           (a) Not less than 90 days before the then Scheduled Termination Date, the Global Trust Manager may deliver a notice in writing to the Redraw Facility Provider (with a copy to the Issuer Trustee) requesting the Redraw Facility Provider to extend the Scheduled Termination Date.

                           (b) Following the receipt by the Redraw Facility Provider of the notice referred to in (a) above, the Redraw Facility Provider may, in its absolute discretion, send the Issuer Trustee a notice in writing (copied to the Global Trust Manager) extending the then Scheduled Termination Date to a later date, such date not to be more than 364 days after the date of the notice.

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3        CONDITIONS PRECEDENT
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FIRST DRAWDOWN NOTICE

                  3.1 The Issuer Trustee must not deliver the first Drawdown Notice until the Issuer Trustee has received written notice from the Redraw Facility Provider that the Redraw Facility Provider has received the following in form and substance satisfactory to it:

                           (a) (POWER OF ATTORNEY) a certified copy of the power of attorney under which a person signs and delivers this agreement for the Issuer Trustee and the Global Trust Manager and, if required by the Redraw Facility Provider, evidence of its stamping and registration;

                           (b) (TRANSACTION DOCUMENTS) a certified copy of each Transaction Document executed by each of the parties to the respective document;

                           (c) (REGISTRATION OF CHARGE) evidence of registration of, or intention to register, the Deed of Charge with the relevant Governmental Agencies; and

                           (d) (OPINIONS) a legal opinion addressed to the Redraw Facility Provider from the Issuer Trustee's solicitors in a form and substance satisfactory to the Redraw Facility Provider.

DRAWINGS IN RESPECT OF A TRUST

                  3.2 The Redraw Facility Provider need not make any proposed drawing available unless:

                           (a) (STATEMENTS TRUE) it is reasonably satisfied that the statements contained in the Drawdown Notice are true at the date of the Drawdown Notice and at the Drawdown Date;

                           (b) (NO REDRAW EVENT OF DEFAULT) no Redraw Event of Default continues unremedied or would result from the provision of the proposed drawing;

                           (c) (REPRESENTATIONS AND WARRANTIES) the representations and warranties made or deemed to be made by the Issuer Trustee and the Global Trust Manager in any Transaction Document are true and correct as of the date of the Drawdown Notice and the Drawdown Date;

                           (d) (OTHER SECURITY INTERESTS) other than in respect of priorities granted by statute, the Redraw Facility Provider has not received notice from any person that it claims to have a Security Interest ranking in priority to or equal with the Security Interest held for the benefit of the Redraw Facility Provider in accordance with the Master Security Trust Deed, the Deed of Charge and the Supplemental Deed (other than the Security Interests set out specifically in the Master Security Trust Deed, the Deed of Charge and the Supplemental Deed and ranking in priority to or equal with the Security Interest held for the benefit of the Redraw Facility Provider);

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                           (e)      (NOTES) the Notes are still in existence and
                                    have not been redeemed or repaid in full;
                                    and

                           (f) (AVAILABILITY PERIOD) the Availability Period has not expired.

CERTIFICATION

                  3.3 Anything required to be certified under clause 3 must be certified by an Authorised Person of the Issuer Trustee or the Global Trust Manager (as applicable) as being true and complete as at a date no earlier than the date of this agreement.

BENEFIT OF THE REDRAW FACILITY PROVIDER

                  3.4 The conditions precedent set out in this clause 3 are for the benefit of the Redraw Facility Provider and any of them may be waived by the Redraw Facility Provider in its absolute discretion.

4        REDRAW DRAWINGS
--------------------------------------------------------------------------------
USE OF REDRAW FACILITY

                  4.1 If the Issuer Trustee on the direction of the Global Trust Manager wants to use the Redraw Facility to make a Redraw Drawing, it must do so only in accordance with clause 2.4 and it must give a notice to the Redraw Facility Provider meeting the requirements of clause 4.3 ("DRAWDOWN NOTICE").

TIMING

                  4.2 Each Redraw Drawing must be drawn down on a Payment Date in respect of the Trust. Each Redraw Drawing must be credited to the Collections Account and applied only in accordance with clause 14 of the Supplemental Deed.

FORM OF NOTICE

                  4.3      A Drawdown Notice given under clause 4.1 must:

                           (a)      be in or substantially in the form of
                                    Schedule 1;

                           (b) be signed by an Authorised Person of the Issuer Trustee;

                           (c) specify the Drawdown Date, which must be a day which complies with clause 4.2;

                           (d) specify the amount of the proposed Redraw Drawing and its method of calculation; and

                           (e) be given no later than 4.00pm on the day which is 2 Business Days prior to the relevant Payment Date (or such other period as may be agreed between the Issuer Trustee, the Global Trust Manager and the Redraw Facility Provider).

EFFECTIVE

                  4.4 A Drawdown Notice is effective on actual receipt in legible form by the Redraw Facility Provider and is irrevocable.

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AGREEMENT TO MAKE REDRAW DRAWING

                  4.5 Subject to this agreement, the Redraw Facility Provider agrees to deposit in the Collections Account the amount of any Redraw Drawing in immediately available funds by 11.30am Melbourne time on the relevant Payment Date.

5        INTEREST PERIODS
--------------------------------------------------------------------------------
INITIAL INTEREST PERIODS

                  5.1 The first Redraw Interest Period in respect of a Redraw Drawing commences on (and includes) its Drawdown Date and ends on (but excludes) the next Payment Date. Each subsequent Redraw Interest Period will commence on (and include) a Payment Date and end on (but exclude) the next Payment Date.

FINAL INTEREST PERIOD

                  5.2 A Redraw Interest Period in respect of a Redraw Drawing which would otherwise end after the Final Termination Date of the Trust ends on (but excludes) that Final Termination Date.

6        INTEREST
--------------------------------------------------------------------------------
PAYMENT OF INTEREST

                  6.1 The Issuer Trustee agrees to pay to the Redraw Facility Provider interest on the daily balance of each Redraw Drawing from and including its Drawdown Date until the Redraw Drawing is repaid in full. On each Payment Date, the Issuer Trustee will pay to the Redraw Facility Provider accrued interest on each Redraw Drawing. If, on any Payment Date, all amounts due in accordance with this clause 6.1 are not paid in full, on each following Payment Date the Issuer Trustee must pay so much of the amounts as are available for that purpose in accordance with the Supplemental Deed until such amounts are paid in full.

CALCULATION OF INTEREST

                  6.2 Interest is to be calculated for each Redraw Interest Period. Interest accrues from day to day and is to be calculated on actual days elapsed and a 365 day year. Interest is payable quarterly in arrears on each Payment Date in the manner contemplated by clause
                           6.1. The rate of interest paid to the Redraw Facility Provider in respect of a Redraw Interest Period is the sum of the Bank Bill Rate on the first day of that Redraw Interest Period (rounded to 3 decimal places) and 0.20% per annum ("REDRAW INTEREST RATE").

INTEREST ON OVERDUE AMOUNTS

                           (a) If any payment by the Issuer Trustee on a Payment Date under clause 6.1 is insufficient to pay the full amount of accrued interest on each Redraw Drawing and any other interest due and payable under clause 6.3(b) up to the close of the Redraw Interest Period just ended, such unpaid interest will itself capitalise and bear interest in accordance with clauses 6.1 and
                                    6.2 of this agreement.

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                           (b)      The Issuer Trustee agrees to pay interest on
                                    any amount payable by it under this
                                    agreement (including without limitation on any unpaid interest) from when it becomes due for payment during the period that it remains unpaid. Interest is payable at the rate set out in clause 6.2, as if the amount is a Redraw Drawing having successive Redraw Interest Periods calculated in accordance with clause 5. The first Redraw Interest Period commences on the day when the outstanding amount becomes due for payment and each subsequent Redraw Interest Period commences on the day when the preceding Redraw Interest Period expires.

OBLIGATION UNAFFECTED

                  6.4 The Issuer Trustee's obligation to pay the outstanding amount on the date it becomes due for payment is not affected by clause 6.3.

INTEREST FOLLOWING JUDGMENT OR ORDER

                  6.5 If a liability under this agreement becomes merged in a judgment or order, then the Issuer Trustee agrees to pay interest to the Redraw Facility Provider on the amount of that liability as an independent obligation. This interest accrues from the date the liability becomes due for payment both before and after the judgment or order until it is paid, at a rate that is the higher of the rate payable under the judgment or order and the rate referred to in clause 6.3(b).

7        REPAYMENT OF REDRAW DRAWINGS
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REPAYMENT OF REDRAW DRAWINGS

                  7.1 Subject to clause 7.3, on each Payment Date, the Issuer Trustee will repay to the Redraw Facility Provider so much of the Redraw Principal Outstanding as there are funds available for this purpose for that Payment Date in accordance with clause 14 of the Supplemental Deed.

RE-DRAWING

                  7.2 Amounts repaid pursuant to clause 7.1 may be redrawn by the Issuer Trustee in accordance with the terms of this agreement.

REPAYMENT ON TERMINATION DATE

                  7.3 Notwithstanding clause 7.1, on or before the Redraw Facility Termination Date, the Issuer Trustee must repay:

                           (a)      the Redraw Principal Outstanding;

                           (b)      interest accrued thereon; and

                           (c)      all other money due under this agreement,

                           in each case to the extent that amounts are available for that purpose in accordance with the Master Trust Deed and the Supplemental Deed.

                  7.4 If all amounts due in accordance with clause 7.3 are not paid or repaid in full on the Payment Date immediately following the Redraw Facility Termination Date, the Issuer Trustee will repay so much of such amounts on succeeding Payment Dates as is available for that purpose

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                                                                            10
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                           in accordance with the Master Trust Deed and the
                           Supplemental Deed until all such amounts are paid or repaid in full.

                  7.5 A Redraw Charge-Off made under clause 14.15 of the Supplemental Deed reduces the amount of the Redraw Principal Outstanding from the date on which the Redraw Charge-Off is made by the amount of the Redraw Charge-Off.

8        AVAILABILITY FEE
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                  8.1      The Issuer Trustee will pay to the Redraw Facility
                           Provider an availability fee of 0.15% per annum on the then un-utilised portion of the Redraw Limit. The fee will be:

                           (a) calculated and accrue daily from the Closing Date on the basis of a 365 day year; and

                           (b) paid quarterly in arrears on each Payment Date in accordance with clause 14 of the Supplemental Deed.

                  8.2 The availability fee payable under clause 8.1 may be varied from time to time by the Global Trust Manager and the Redraw Facility Provider (and notified to the Issuer Trustee) provided that the Global Trust Manager notifies each Current Rating Agency of the variation and receives confirmation from each Current Rating Agency that the variation will not have an Adverse Rating Effect.

9        CANCELLATION OR REDUCTION OF THE REDRAW FACILITY
--------------------------------------------------------------------------------
CANCELLATION

                  9.1

                           (a) Subject to paragraph (b), the Issuer Trustee may on the direction of the Global Trust Manager cancel the Redraw Facility by written notice to the Redraw Facility Provider.

                           (b)      The cancellation referred to in paragraph
                                    (a) will only be effective if each Current
                                    Rating Agency has confirmed that the
                                    cancellation of the Redraw Facility will not have an Adverse Rating Effect, unless all of the Notes have been or will be redeemed on or before the date such cancellation is to take effect in which case no such confirmation is necessary.

REDUCTION OF REDRAW LIMIT

                  9.2 The Issuer Trustee may on the direction of the Global Trust Manager reduce the Redraw Limit in whole or in part by written notice to the Redraw Facility Provider and must notify each Current Rating Agency of the reduction.

WHEN NOTICES EFFECTIVE

                  9.3 A notice given by the Issuer Trustee pursuant to either clause 9.1 or 9.2 will be effective on the day which is 3 Business Days after receipt by the Redraw Facility Provider (or such other period agreed between


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                                                                            11
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                           the Issuer Trustee, the Global Trust Manager and
                           the Redraw Facility Provider).

10       CHANGED COSTS EVENT
--------------------------------------------------------------------------------
DETERMINATION

                  10.1 Subject to clause 19, if, as a result of a Changed Costs Event, the Redraw Facility Provider determines that:

                           (a) there is any direct or indirect change in the cost to the Redraw Facility Provider of providing, agreeing to provide, maintaining its commitment to provide, funding or maintaining financial accommodation under this agreement;

                           (b) there is any direct or indirect change in any amount received or receivable by the Redraw Facility Provider in the effective return to the Redraw Facility Provider in connection with financial accommodation provided or to be provided under this agreement (including, without limitation, the return on the Redraw Facility Provider's overall capital which could have been achieved but for the occurrence of the Changed Costs Event); or

                           (c) the Redraw Facility Provider is required to make a payment or to forgo interest or other return on or calculated by reference to an amount received or receivable under this agreement, then the Issuer Trustee must on the direction of the Global Trust Manager pay (if applicable) to the Redraw Facility Provider on the next Payment Date the additional amount which the Redraw Facility Provider certifies is necessary to compensate the Redraw Facility Provider for the changed cost, reduction, payment or forgone interest or other return.

INDIRECT COST

                  10.2 If the changed cost, reduction, payment or forgone interest or other return is indirect, the Issuer Trustee (if applicable) agrees to pay the Redraw Facility Provider the proportion of it which the Redraw Facility Provider determines to be fairly attributable to the financial accommodation made available under this agreement.

CERTIFICATE

                  10.3 The Redraw Facility Provider must provide a certificate to the Global Trust Manager setting out details of the relevant Changed Costs Event and the calculations made by the Redraw Facility Provider to determine the new amount payable under clause 10.1. Any such certificate signed by the Redraw Facility Provider as to an amount payable by the Issuer Trustee under this clause 10 is conclusive evidence of the amount stated in it in the absence of manifest error. In determining additional amounts payable under this clause 10, the Redraw Facility Provider may use averaging and attribution methods commonly used by financiers or any other reasonable averaging or attribution method.

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MINIMISATION

                  10.4 If the Redraw Facility Provider is to receive any additional payment under clause 10.1, the Redraw Facility Provider must use its best endeavours to make the relevant advances or financial accommodation available by some alternative means (including, without limitation, changing its lending office or making the advances or financial accommodation available through a Related Entity of the Redraw Facility Provider) which would avoid the necessity for the additional payment or reduce the amount of it. Nothing in this clause 10.4 affects the obligations of the Issuer Trustee under clauses 10.1 and 10.2.

11       ILLEGALITY
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                  11.1     If as a result of any change in a law, regulation,
                           code of practice or an official directive which has the force of law or compliance with which is in accordance with the practice of responsible bankers in the jurisdiction concerned, or in their interpretation or administration after the date of this agreement, the Redraw Facility Provider determines that it is or has become apparent that it will become contrary to that official directive, impossible or illegal for the Redraw Facility Provider to fund, provide or maintain financial accommodation or otherwise observe its obligations under this agreement then the Issuer Trustee, on the immediately following Payment Date, must, to the extent that there are Principal Collections available on that Payment Date, prepay so much of the Redraw Principal Outstanding as the Redraw Facility Provider specifies to the Issuer Trustee in writing together with accrued interest and other amounts payable by the Issuer Trustee under this agreement. The Redraw Facility Provider's obligations to the Issuer Trustee under this agreement terminate on the giving of the notice.

                  11.2 If, on any Payment Date, all amounts due in accordance with clause 11.1 are not paid or repaid in full, on each following Payment Date the Issuer Trustee will pay or repay so much of the amounts as there are funds available for that purpose on that Payment Date in accordance with the Supplemental Deed until such amounts are paid or repaid in full.

12       PAYMENTS AND TAXES
------------------------------------------------------------------------------
MANNER OF PAYMENT

                  12.1 The Issuer Trustee agrees to make payments to the Redraw Facility Provider under this agreement not later than 5.00pm local time in the place of payment on the due date in immediately available funds to the account of the Redraw Facility Provider at the bank which the Redraw Facility Provider designates by prior written notice to the Issuer Trustee. All payments must be made in accordance with the Master Trust Deed and the Supplemental Deed.

NO SET OFF, ETC

                  12.2 The Issuer Trustee agrees to make payments under this agreement without set-off or counterclaim and free and clear of any withholding or deduction for Taxes unless prohibited by law.

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13       REPRESENTATIONS AND WARRANTIES
------------------------------------------------------------------------------
GENERAL REPRESENTATIONS AND WARRANTIES

                  13.1 The Issuer Trustee represents and warrants to the Redraw Facility Provider as follows:

                           (a) (INCORPORATION) it is validly incorporated and existing under the laws pursuant to which it purports to have been incorporated;

                           (b) (CORPORATE POWER) it has the corporate power to own its assets and to carry on its business as it is now being conducted and as proposed to be conducted under this agreement and under each of the Transaction Documents to which it is a party;

                           (c) (POWER) it has full power and authority to enter into and perform its obligations under this agreement and each of the Transaction Documents to which it is a party;

                           (d)      (ALL ACTION TAKEN) it has taken all
                                    necessary internal corporate action to
                                    authorise the execution, delivery and
                                    performance of this agreement and each of the Transaction Documents to which it is a party in accordance with their respective terms and no additional approval or consent of any person is required;

                           (e) (VALIDITY OF OBLIGATIONS) this agreement and each of the Transaction Documents to which it is a party constitute legal, valid and binding obligations of it and, subject to any necessary stamping and registration and to doctrines of equity and laws and defences generally affecting creditors' rights, are enforceable in accordance with their respective terms;

                           (f) (NO VIOLATION) the execution, delivery and performance by it of this agreement and each of the Transaction Documents to which it is a party does not and will not violate in any respect any material provision of:

                                    (i)      any law, regulation, authorisation,
                                             ruling, consent, judgement, order
                                             or decree of any Governmental
                                             Agency; or

                                    (ii)     its constitution; or

                                    (iii)    any Encumbrance or document which
                                             is binding upon it or any of its
                                             assets,

                                    and (except in respect of the Deed of
                                    Charge) does not and will not result in:

                                    (iv)     the creation or imposition of any
                                             Encumbrance or restriction of any
                                             nature on any of its assets under
                                             the provision of; or

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                                    (v)      the acceleration of the date of
                                             payment of any obligation existing
                                             under,

                                    any Encumbrance or document which is binding upon it or its assets;

                           (g) (AUTHORISATIONS) it has obtained all Authorisations necessary for it to enter into, and perform its obligations under, the Transaction Documents and such Authorisations remain in full force and effect;

                           (h)      (NO REDRAW EVENT OF DEFAULT) to its
                                    knowledge no Redraw Event of Default or
                                    event which with the giving of notice, lapse of time or other applicable condition would become a Redraw Event of Default has occurred which has not been waived or remedied in accordance with this agreement;

                           (i) (CREATION OF TRUST) the Trust has been validly created;

                           (j) (APPOINTMENT OF ISSUER TRUSTEE) it has been validly appointed as the trustee of the Trust;

                           (k) (SOLE TRUSTEE) it is the sole trustee of the Trust;

                           (l) (TRUST POWER) it has power under the Transaction Documents to enter into, perform and comply with its obligations, and to carry out the transactions contemplated by, this agreement;

                           (m) (NO REMOVAL) as far as it is aware, there are no proceedings to remove it as trustee of the Trust; and

                           (n) (VESTING DATE) the vesting date has not occurred in respect of the Trust.

                  13.2 The Global Trust Manager represents and warrants to the Redraw Facility Provider as follows:

                           (a) (INCORPORATION) it is validly incorporated and existing under the laws pursuant to which it purports to have been incorporated;

                           (b) (CORPORATE POWER) it has the corporate power to own its assets and to carry on its business as it is now being conducted and as proposed to be conducted under this agreement and under each of the Transaction Documents to which it is a party;

                           (c) (POWER) it has full power and authority to enter into and perform its obligations under this agreement and each of the Transaction Documents to which it is a party;

                           (d)      (ALL ACTION TAKEN) it has taken all
                                    necessary internal corporate action to
                                    authorise the execution, delivery and
                                    performance of this agreement and each of the Transaction Documents to which it is a party in accordance with their respective terms

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                                    and no additional approval or consent of
                                    any person is required;

                           (e) (VALIDITY OF OBLIGATIONS) this agreement and each of the Transaction Documents to which it is a party constitute legal, valid and binding obligations of it and, subject to any necessary stamping and registration and to doctrines of equity and laws and defences generally affecting creditors' rights, are enforceable in accordance with their respective terms;

                           (f) (NO VIOLATION) the execution, delivery and performance by it of this agreement and each of the Transaction Documents to which it is a party does not and will not violate in any respect any material provision of:

                                    (i)      any law, regulation, authorisation,
                                             ruling, consent, judgement, order
                                             or decree of any Governmental
                                             Agency; or

                                    (ii)     its constitution;

                           (g) (AUTHORISATIONS) it has obtained all Authorisations necessary for it to enter into, and perform its obligations under, the Transaction Documents and such Authorisations remain in full force and effect; and

                           (h)      (NO REDRAW EVENT OF DEFAULT) to its
                                    knowledge no Redraw Event of Default or
                                    event which with the giving of notice, lapse of time or other applicable condition would become a Redraw Event of Default has occurred which has not been waived or remedied in accordance with this agreement.

REPETITION

                  13.3 These representations and warranties are taken to be also made on each date upon which a Drawdown Notice is provided and each Payment Date with reference to the facts and circumstances then subsisting, as if made on such day.

14       GENERAL UNDERTAKINGS BY ISSUER TRUSTEE
------------------------------------------------------------------------------
                  14.1     The Issuer Trustee undertakes to:

                           (a) (ACT AS TRUSTEE) act continuously as trustee of the Trust in accordance with the Master Trust Deed and the Supplemental Deed until the Trust is terminated or until it has retired or been removed in accordance with the Master Trust Deed;

                           (b) (TAKE ACTIONS) do everything and take all such actions which are necessary (including, without limitation, obtaining all such Authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this agreement and any other arrangements entered by it pursuant to the Transaction Documents to which it is party;

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                           (c)      (AUTHORISATIONS) ensure that each
                                    Authorisation required for it to act as
                                    trustee of the Trust and for the business of the Trust to be conducted as now conducted or as contemplated by the Transaction Documents, is obtained and promptly renewed and maintained in full force and effect;

                           (d) (NOT AMEND) not consent to amend or revoke the provisions of the Master Trust Deed (insofar as it affects the Trust) or the Supplemental Deed without the prior written consent of the Redraw Facility Provider (such consent not to be unreasonably withheld or delayed); and

                           (e) (EVENT OF DEFAULT) notify the Redraw Facility Provider as soon as practicable after becoming aware of an Event of Default or a Redraw Event of Default.

                  14.2     The Global Trust Manager undertakes to:

                           (a) (TAKE ACTIONS) do everything and take all such actions which are necessary (including, without limitation, obtaining all such Authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this agreement and any other arrangements entered by it pursuant to the Transaction Documents to which it is party;

                           (b)      (AUTHORISATIONS) ensure that each
                                    Authorisation required for it to act as
                                    manager of the Trust and for the business of the Trust to be conducted as now conducted or as contemplated by the Transaction Documents, is obtained and promptly renewed and maintained in full force and effect;

                           (c) (EVENT OF DEFAULT) notify the Redraw Facility Provider as soon as practicable after becoming aware of an Event of Default or a Redraw Event of Default;

                           (d) (ACT AS MANAGER) act continuously as manager of the Trust in accordance with the Master Trust Deed and the Supplemental Deed until the Trust is terminated or until it has retired or been removed in accordance with the Master Trust Deed; and

                           (e) (NOT AMEND) not consent to amend or revoke the provisions of the Master Trust Deed (insofar as it affects the Trust) or the Supplemental Deed without the prior written consent of the Redraw Facility Provider (such consent not to be unreasonably withheld or delayed).

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15       REDRAW EVENTS OF DEFAULT
------------------------------------------------------------------------------
REDRAW EVENTS OF DEFAULT

                  15.1     A Redraw Event of Default occurs if:

                           (a) (FAILURE TO PAY) the Issuer Trustee fails to pay:

                                    (i)      any amount owing under this
                                             agreement where funds are available
                                             for that purpose under the
                                             Supplemental Deed; or

                                    (ii)     any amount due in respect of
                                             interest pursuant to clause 6 where
                                             funds are available for that
                                             purpose under the Supplemental
                                             Deed,

                                    in the manner contemplated by this
                                    agreement, in each case within 5 Business
                                    Days of the due date for payment of such amount;

                           (b) (BREACH OF UNDERTAKING) the Issuer Trustee alters the priority of payments under the Transaction Documents without the consent of the Redraw Facility Provider or breaches any of its undertakings under the Transaction Documents which affect its ability to perform its obligations thereunder and that breach has a Material Adverse Effect in respect of the Redraw Facility Provider;

                           (c) (EVENT OF DEFAULT) an Event of Default occurs in respect of the Trust and the Security Trustee (acting on the instructions of the Secured Creditors) appoints a Receiver to the Assets of the Trust or is directed to sell or otherwise realise the Assets of the Trust in accordance with the Master Security Trust Deed and the Deed of Charge; or

                           (d) (INSOLVENCY EVENT) an Insolvency Event occurs in respect of the Issuer Trustee in its capacity as trustee of the Trust and the Issuer Trustee is not replaced (by either the Global Trust Manager or a replacement trustee) in accordance with the Master Trust Deed within 30 days of such Insolvency Event.

CONSEQUENCES

                  15.2 If a Redraw Event of Default occurs, then the Redraw Facility Provider may:

                           (a)      declare at any time that the Redraw
                                    Principal Outstanding, interest on the
                                    Redraw Principal Outstanding, and all other amounts actually or contingently payable under this agreement are immediately due and payable; and/or

                           (b) terminate the Redraw Facility Provider's obligations in respect of the Redraw Facility.

                           The Redraw Facility Provider may do either or both of these things with immediate effect.

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16       NOTICES
------------------------------------------------------------------------------
NOTICE

                  16.1 A notice, approval, consent or other communication in connection with this agreement:

                           (a) may be given by an Authorised Person of the relevant party;

                           (b)      must be in writing; and

                           (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified below (or to such other details as are notified by a party to each other party on or after the date of execution of this agreement):

                                    ISSUER TRUSTEE:

                                    Address:    Level 3
                                                39 Hunter Street
                                                Sydney  NSW  2000
                                    Facsimile:  (612) 9221 7870
                                    Attention:  Manager, Securitisation
                                    E-mail:     as notified from time to time

                                    GLOBAL TRUST MANAGER:

                                    Address:    7301 Baymeadows Way
                                                Jacksonville  Florida  32256
                                                United States of America
                                    Facsimile:  904 281 3062
                                    Attention:  General Counsel
                                    E-mail:     rjjacobs@homeside.com

                                    REDRAW FACILITY PROVIDER:

                                    Address:    3rd Floor South
                                                271 Collins Street
                                                Melbourne  VIC  3000
                                    Facsimile:  (613) 9659 6927
                                    Attention:  Senior Executive, Securitisation
                                    E-mail:     elizabeth_steenson@nag.national.
                                                com.au

WHEN EFFECTIVE

                  16.2 Unless a later time is specified in it, a notice, approval, consent or other communication takes effect from the time it is received.

SECURED RECEIPT

                  16.3 A notice, request, certificate, demand, consent or other communication under this agreement is deemed to have been received:

                           (a)      where delivered in person, upon receipt;

                           (b) where sent by post, on the third (or seventh, if outside Australia) day after posting;

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                           (c)      where sent by facsimile, on production by
                                    the dispatching facsimile machine of a
                                    transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                           (d) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                           However, if the time of deemed receipt of any notice is not before 4.00pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

17       SECURITY INTERESTS AND ASSIGNMENT
------------------------------------------------------------------------------
                           Other than as contemplated by the Transaction Documents, the Issuer Trustee may not, without the consent of the Redraw Facility Provider, create or allow to exist a Security Interest over, or an interest in, this agreement or assign or otherwise dispose of or deal with its rights under this agreement. The Redraw Facility Provider at any time may do any of those things.

18       MISCELLANEOUS
------------------------------------------------------------------------------
CERTIFICATE

                  18.1 A certificate signed by the Redraw Facility Provider about a matter (including, without limitation, the Interest Rate in respect of a Redraw Drawing) or about a sum payable to the Redraw Facility Provider in connection with this agreement is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

EXERCISE OF RIGHTS

                  18.2 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the party does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the party to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The party is not liable for any loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, the right, power or remedy.

WAIVER AND VARIATION

                  18.3 A provision of, or a right created under, this agreement may not be waived or varied except in writing signed by the party or parties to be bound.

SUPERVENING LEGISLATION

                  18.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee in connection with this agreement with the result

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                           that the Redraw Facility Provider's rights, powers or
                           remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

APPROVALS AND CONSENT

                  18.5 The Redraw Facility Provider may give (conditionally or unconditionally) or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

REMEDIES CUMULATIVE

                  18.6 The rights, powers and remedies provided in this agreement are cumulative with, and not exclusive of, the rights, powers or remedies provided by law independently of this agreement.

INDEMNITIES

                  18.7 Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee and survives termination of this agreement. It is not necessary for the Redraw Facility Provider to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

TIME OF THE ESSENCE

                  18.8 Time is of the essence of this agreement in respect of an obligation of the Issuer Trustee to pay money.

FURTHER ASSURANCES

                  18.9 At the Redraw Facility Provider's request the Issuer Trustee must, at the expense of the Trust:

                           (a) execute and use its best endeavours to cause its successors to execute documents and do everything else necessary or appropriate to bind the Issuer Trustee and its successors under this agreement; and

                           (b) use its best endeavours to cause relevant third parties to do likewise to bind every person intended to be bound under this agreement.

19       LIABILITY OF ISSUER TRUSTEE AND LIMITED RECOURSE
------------------------------------------------------------------------------
                           Clause 2 of the Definitions Schedule applies to this agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this agreement).

20       GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS
------------------------------------------------------------------------------
GOVERNING LAW

                  20.1 This agreement is governed by the law in force in the Australian Capital Territory.

SUBMISSION TO JURISDICTION

                  20.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory

                                                                            21
------------------------------------------------------------------------------
                           and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

ADDRESS FOR SERVICE

                  20.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 16.

21       COUNTERPARTS
------------------------------------------------------------------------------
                           This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

22       COSTS, CHARGES, EXPENSES AND INDEMNITIES
------------------------------------------------------------------------------
                  22.1 The Issuer Trustee will indemnify the Redraw Facility Provider on each Payment Date following a demand from the Redraw Facility Provider for:

                           (a) the costs, charges and expenses of the Redraw Facility Provider in connection with any consent, approval, exercise or non-exercise of rights (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights under any Transaction Document), waiver, variation, release or discharge in relation to any Transaction Document;

                           (b) Taxes (excluding any Taxes on the overall net income of the Redraw Facility Provider) and fees (including, without limitation, registration fees) and fines and penalties in respect of these (except where any such amount is incurred as a result of an act or omission of the Redraw Facility Provider), which may be payable or determined to be payable in connection with any Transaction Document or a payment or receipt or any other transaction contemplated by any Transaction Document; and

                           (c) costs, charges and expenses of the Redraw Facility Provider in connection with any enquiry by any authority involving the Issuer Trustee, any Secured Creditor or any of their Related Entities.

                  22.2 The Issuer Trustee will indemnify the Redraw Facility Provider against any liability or loss arising from, and any costs, charges and expenses incurred in connection with:

                           (a) an Event of Default in respect of the Trust or any Redraw Event of Default;

                                                                            22
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                           (b)      a proposed Redraw Drawing not being made
                                    available in accordance with the relevant
                                    Drawdown Notice for any reason;

                           (c) any payment required to be made under any Transaction Document not being made on its due date in accordance with that document;

                           (d) the Redraw Facility Provider acting in connection with a Transaction Document in good faith on facsimile or telephone instructions purporting to originate from the offices of the Issuer Trustee including, without limitation, liability, loss, costs, charges or expenses on account of funds borrowed, contracted for or used to fund any amount payable under the Transaction Document and including, in each case (but without limitation), legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher; or

                           (e) a breach by the Issuer Trustee of any representation and warranty contained in clause 13.1 of this agreement or of any of its obligations under this agreement.

                  22.3 The Issuer Trustee agrees to pay to the Redraw Facility Provider an amount equal to any liability, loss, cost, charge or expense of the kind referred to in clause 22.2 suffered or incurred by any employee, officer, agent or contractor of the Redraw Facility Provider.

                  22.4 The obligation of the Issuer Trustee under this clause shall:

                           (a) be payable solely to the extent that funds are available for that purpose under the Supplemental Deed; and

                           (b)      survive any termination of this agreement.

                  22.5 The indemnities in clauses 22.1, 22.2 and 22.3 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the Redraw Facility Provider.

                  22.6 If the Redraw Facility Provider receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer Trustee would be required to indemnify it under clauses 22.1, 22.2 or 22.3, the Redraw Facility Provider will notify the Issuer Trustee of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Business Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in clauses 22.1, 22.2 or 22.3 unless the Issuer Trustee has been prejudiced in any material respect by such failure.

                                                                            23
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23       REDRAW FACILITY PROVIDER TERMINATION DATE
------------------------------------------------------------------------------
                  23.1 Subject to clause 23.2, the Global Trust Manager may by giving not less than 5 Business Days notice to the Redraw Facility Provider and the Issuer Trustee, declare a Payment Date as the date upon which:

                           (a) the Redraw Facility Provider will be replaced by a substitute Redraw Facility Provider; and

                           (b)      the Redraw Facility will terminate.

                  23.2 On or before the declaration of the Payment Date by the Global Trust Manager in accordance with clause 23.1, the Global Trust Manager must obtain written confirmation from the Current Rating Agencies that the termination of the Redraw Facility and the appointment of the proposed substitute Redraw Facility Provider on that Payment Date will not result in an Adverse Rating Effect.

                  23.3 The Redraw Facility Provider Termination Date will be the later of:

                           (a) the Payment Date declared in accordance with clause 23.1; and

                           (b) the date upon which the Issuer Trustee has paid or repaid to the Redraw Facility Provider all Redraw Drawings outstanding on the Payment Date declared in accordance with clause 23.1 together with all accrued but unpaid interest and all other money outstanding under this agreement.

EXECUTED as an agreement.

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SCHEDULE 1                        DRAWDOWN NOTICE (CLAUSE 4)
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                           To:          National Australia Bank Limited



                           [DATE]

                           Dear Sirs/Madams

                           REDRAW FACILITY AGREEMENT BETWEEN PERPETUAL TRUSTEE COMPANY LIMITED, HOMESIDE GLOBAL MBS MANAGER, INC AND NATIONAL AUSTRALIA BANK LIMITED DATED [#] ("REDRAW FACILITY AGREEMENT")

                           The Issuer Trustee gives notice under clause
                           4.1 of the Redraw Facility Agreement that it wants to use the Redraw Facility granted in respect of the HomeSide Mortgage Securities Trust 2001-1 ("TRUST").

                           The particulars of the Redraw Drawing required to be given under clause 4.3 of the Redraw Facility Agreement are as follows:

                           (a)      the proposed Drawdown Date is [      ];

                           (b) the Redraw Drawing is to be made in respect of the Trust;

                           (c)      the amount of the proposed Redraw Drawing is
                                    $[     ] and its method of calculation is as
                                    follows:

                                     [        ]; and

                           (d) the proposed Redraw Drawing is to be paid into the Collections Account.

                           A term which has a defined meaning in (or is incorporated in) the Redraw Facility Agreement has the same meaning as in the Redraw Facility Agreement when used in this Drawdown Notice.

                           Yours faithfully



                           ..................................
                           [name of person]
                           being an Authorised Person of
                           PERPETUAL TRUSTEE COMPANY LIMITED



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EXECUTION PAGE
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SIGNED by                                            )
as attorney for PERPETUAL                            )
TRUSTEE COMPANY LIMITED                              )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ................................................     )
Signature of witness                                 )
                                                     )
 ................................................     )
Name of witness (block letters)                      )
                                                     )
 ................................................     )
Address of witness                                   )         ................................................
                                                     )         By executing this agreement the attorney states
 ..........................................           )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )


SIGNED by                                            )
on behalf of HOMESIDE GLOBAL                         )
MBS MANAGER, INC in the presence                     )
of:                                                  )
                                                     )
 ................................................     )
Signature of witness                                 )
                                                     )
 ................................................     )
Name of witness (block letters)                      )
                                                     )
 ................................................     )
Address of witness                                   )
                                                     )         ................................................
 ..........................................           )         By executing this agreement the signatory
Occupation of witness                                )         states that the signatory has received no
                                                     )         notice of revocation of the authority under
                                                     )         which this agreement is executed

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SIGNED by                                            )
as attorney for NATIONAL                             )
AUSTRALIA BANK LIMITED under                         )
power of attorney dated                              )
                                                     )
in the presence of:                                  )
                                                     )
 ................................................     )
Signature of witness                                 )
                                                     )
 ................................................     )
Name of witness (block letters)                      )
                                                     )
 ................................................     )
Address of witness                                   )         ................................................
                                                     )         By executing this agreement the attorney states
 ..........................................           )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )

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